Exhibit 10.1

THIRD AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT and consent TO LOAN AND SECURITY Agreement, dated as of October 7, 2025 (this “Amendment”), by and among Xcel Brands, Inc., a Delaware corporation (the “Borrower”), the other Credit Parties party hereto, each Lender party hereto (constituting each Lender under the Loan and Security Agreement (as defined below)), and FEAC Agent, LLC, a Delaware limited liability company, as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan and Security Agreement.

RECITALS

WHEREAS, the Borrower, the other Credit Parties from time to time party thereto, the Lenders party thereto, and the Administrative Agent are party to that certain Loan and Security Agreement, dated as of December 12, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified in writing from time to time, including as modified by this Amendment, the “Loan and Security Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent that it intends to Dispose of all of its Equity Securities in IM Topco to IMWHP2, LLC (“WHP2”) (such Disposition, the “IM Topco Sale”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent (i) agree to make certain amendments to the Loan and Security Agreement  and (ii) consent to the IM Topco Sale, in each case, as set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendments to Loan and Security Agreement.

(a)Subject to the satisfaction of the conditions precedent specified in Section 4 below, a new defined term “Settlement Agreement” is hereby added to Section 1.1 of the Loan and Security Agreement in correct alphabetical order to read as follows:

““Settlement Agreement” has the meaning assigned to such term in the Third Amendment.”

(b)Subject to the satisfaction of the conditions precedent specified in Section 4 below, a new defined term “Successful IM Topco Sale” is hereby added to Section 1.1 of the Loan and Security Agreement in correct alphabetical order to read as follows:

““Successful IM Topco Sale” means an IM Topco Transaction (as defined in the Settlement Agreement) consummated during the Applicable Period (as defined in the Settlement Agreement) pursuant to which the holders of equity interests in IM Topco at the time of such transaction receive aggregate Net Consideration (as defined in the Settlement Agreement) in excess of forty-six million dollars ($46,000,000).”

(c)Subject to the satisfaction of the conditions precedent specified in Section 4 below, a new defined term “Third Amendment” is hereby added to Section 1.1 of the Loan and Security Agreement in correct alphabetical order to read as follows:

““Third Amendment” means that certain Third Amendment and Consent to Loan and Security Agreement, dated as of October 7, 2025, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.”

(d)Subject to the satisfaction of the conditions precedent specified in Section 4 below, a new clause (d) is hereby added to Section 3.1 of the Loan and Security Agreement at the end thereof to read as follows:

“(d)On the Third Amendment Effective Date, the outstanding principal amount of the Term Loan A shall be repaid, on a pro rata basis (based on the aggregate principal amount of the Term Loan A then outstanding), in an amount equal to $110,000 (which repayment shall not be subject to any Prepayment Fee (as defined in the Fee Letter), notwithstanding anything to the contrary in the Fee Letter) (the “Third Amendment Effective Date Partial Repayment”). Promptly following the Third Amendment Effective Date, the Agents shall, and the Borrower authorizes the Agents to, effect the repayment of the outstanding principal amount of the Term Loan A, on a pro rata basis (based on the aggregate principal amount of the Term Loan A then outstanding), in an amount equal to $140,000 (which repayment shall not be subject to any Prepayment Fee (as defined in the Fee Letter) notwithstanding anything to the contrary in the Fee Letter) by causing such amount to be transferred from the Blocked Account to an account maintained by the Agents for application by the Administrative Agent to the Term Loan A, to the extent there are sufficient funds in the Blocked Account to make such repayment.”

(e)Subject to the satisfaction of the conditions precedent specified in Section 4 below, a new clause (b) is hereby added to Section 3.3 of the Loan and Security Agreement at the end thereof to read as follows:

“(b)If on any date the Borrower or any Subsidiary receives any proceeds from a Successful IM Topco Sale in accordance with the Settlement Agreement, the Borrower shall immediately prepay the Loans in an amount equal to 100% of such net cash proceeds (and, concurrently with any such prepayment of the Loans, shall pay any prepayment fee due and payable with respect thereto). Unless a Waterfall Triggering Event is continuing (in which case Section 4.4(c) shall apply), such prepayment shall be applied (i) first, to repay outstanding Term Loan A to the full extent thereof, and second, to repay outstanding Term Loan B or (ii) if the Administrative Agent is directed in writing by the Required Term Loan A Lenders, as determined in their sole discretion, on a pro rata basis (based on Total Outstandings plus any then outstanding Commitments), to repay outstanding Term Loan A and Term Loan B.”

SECTION 2.Amendments to Schedules.

(a)Subject to the satisfaction of the conditions precedent specified in Section 4 below, Section 1 of Schedule II to the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

“1.  Minimum Liquid Assets.  Liquid Assets of the Borrower and Included Subsidiaries on a consolidated basis shall be at least $1,000,000.”

SECTION 3.Consent under Loan and Security Agreement. Notwithstanding anything to the contrary in the Loan and Security Agreement or any other Loan Document, as of the Third Amendment Effective Date (as defined below), the Agents and the Lenders hereby consent to the consummation of the

IM Topco Sale, subject to the Administrative Agent’s receipt of an executed copy of each of the Transfer Agreement, the Assignment and the Settlement Agreement (each as defined below). The Agents and Lenders hereby (i) consent to the termination of the Pledge Agreement and the release of the Agents’ Liens on the Equity Securities of IM Topco concurrently with the completion of the IM Topco Sale, and (ii) irrevocably authorize the Agents, and the Agents agree and undertake, to execute and deliver to the Borrower any discharge and other documents as may be required and reasonably requested by the Borrower in order to give effect to the release of such Liens, all at the expense of the Borrower.

SECTION 4.Conditions of Effectiveness. The effectiveness of this Amendment (including the amendments contained in Section 1 and Section 2 above) is subject to the satisfaction (or waiver by Administrative Agent) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

(a)Third Amendment. The Administrative Agent (or its counsel) shall have received from each party hereto, a counterpart signed by such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of this Amendment.

(b)IM Topco Sale Documents. The Administrative Agent (or its counsel) shall have received the final execution version of each of the following documents, in each case, in form and substance satisfactory to the Administrative Agent:

(i)the Membership Interest Transfer Agreement, by and among IMWHP, LLC (“WHP”), WHP2, and the Borrower (the “Transfer Agreement”);

(ii)the Assignment and Assumption of Membership Interests, by and between the Borrower and WHP2 (the “Assignment”); and

(iii)the Settlement Agreement, by and among IM Topco, WHP, WHP2, the Borrower and Xcel-CT MFG, LLC (the “Settlement Agreement”).

(e)Fees, Costs and Expenses. Prior to or substantially concurrently with the effectiveness of this Amendment, the Administrative Agent shall have received all fees, costs and expenses that are due and payable by any Credit Party to any of the Lenders or the Administrative Agent on or prior to the Third Amendment Effective Date, including, to the extent invoiced prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket legal fees and expenses required to be reimbursed or paid by any Credit Party under the Loan Documents.

(g)Third Amendment Effective Date Partial Repayment.  The Borrower shall make the Third Amendment Effective Date Partial Repayment.

SECTION 5.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Credit Party represents and warrants to the Lenders and the Administrative Agent that:

(a)As of the Third Amendment Effective Date, the representations and warranties of the Credit Parties set forth in the Loan and Security Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all such respects as of such date or for such period.

(b)The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Credit Party.  This Amendment has been duly executed and delivered by each Credit Party and is a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 6.Effects on Loan Documents. After giving effect to this Amendment on the Third Amendment Effective Date, the Loan and Security Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by the Credit Parties in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or the Lenders under the Loan and Security Agreement or the other Loan Documents. Each Credit Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its obligations and liabilities under the Loan and Security Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been modified by this Amendment, are reaffirmed and remain in full force and effect. All references to the Loan and Security Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Loan and Security Agreement, as amended by this Amendment. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Loan and Security Agreement, which shall remain in full force and effect, except as modified hereby.

SECTION 7.Expense Reimbursement and Indemnification.  The Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 13.8 of the Loan and Security Agreement shall apply to this Amendment and the transactions contemplated hereby irrespective of whether the Third Amendment Effective Date occurs.

SECTION 8.Amendments; Severability; Etc.

(a)This Amendment may not be amended nor may any provision hereof be waived or otherwise modified except in accordance with the provisions of Section 14.2 of the Loan and Security Agreement.

(b)To the extent permitted by applicable Requirements of Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

(d)  Credit Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment.

SECTION 9.Release.  Each Credit Party, for and on behalf of itself and its legal representatives, successors and assigns, fully, unconditionally, and irrevocably waives, releases,

relinquishes and forever discharges the Administrative Agent, the Term Loan B Agent, the Lenders and each of their parents, subsidiaries, and affiliates, its and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assign (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, liabilities, losses, costs, expenses, demands, judgments, damages (including compensatory and punitive damages), levies and executions of whatsoever kind, nature and/or description arising on or before the date of this Amendment, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, joint or several, fixed or contingent, direct or indirect, contractual or tortious, which the Credit Parties, or their legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of any Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection herewith and any other instruments and agreements executed by the Credit Parties in connection therewith or herewith, arising on or before the date of this Amendment.

SECTION 10.Governing Law; Waiver of Jury Trial; Jurisdiction.  THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 11.Headings.  Section headings in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 12.Counterparts; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Administrative Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

XCEL BRANDS, INC.

By:	/s/ Seth Burroughs
Name: Seth Burroughs
Title: EVP

JR LICENSING, LLC
H LICENSING, LLC
H HALSTON IP, LLC
C WONDER LICENSING, LLC
XCEL DESIGN GROUP, LLC
HALSTON HOLDING COMPANY, LLC
XCEL IP HOLDINGS, LLC

By:	/s/ Seth Burroughs
Name: Seth Burroughs
Title: EVP

[Signature Page to Third Amendment to Loan and Security Agreement]

FEAC AGENT, LLC,
as Administrative Agent and Collateral Agent

By: First Eagle Alternative Credit, LLC
Its: Managing Member

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Third Amendment to Loan and Security Agreement]

LENDERS:

First Eagle Credit Opportunities Fund

By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

First EAGLE Private credit fund

By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE PEI FUND (BLOCKER), LLC

By: First Eagle PEI Fund (Blocked), LP
Its: Sole Member
By: First Eagle Alternative Credit, LLC
Its: Investment Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Third Amendment to Loan and Security Agreement]

First EAGLE Private credit fund SPV, LLC

By: First Eagle Private Credit Fund
Its: Manager
By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE PEI FUND SPV, LLC

By: First Eagle PEI Fund (Blocker), LLC
Its: Manager
By: First Eagle PEI Fund (Blocked), LP
Its: Sole Member
By: First Eagle Alternative Credit, LLC
Its: Investment Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Third Amendment to Loan and Security Agreement]